Supplement dated October 29, 2015 to the Flexible Premium Variable Annuity Prospectuses Listed Below Issued by Integrity Life Insurance Company Through its Separate Account I

Variable Annuity Prospectus	Date of Prospectus
AdvantEdge (includes GrandMaster and GrandMaster flex3)	May 1, 2013
PinnaclePlus	May 1, 2010
IQ3 The SmartAnnuity (includes IQ The SmartAnnuity)	May 1, 2008
IQ Advisor	May 1, 2007

This supplement to the prospectuses identified above describes changes to the variable annuity contracts issued by Integrity Life Insurance Company.  Please retain this supplement for future reference.

The following changes will be effective on or about December 4, 2015.

Touchstone VST Fund Mergers

Touchstone Advisors, Inc., advisor to the Touchstone Variable Series Trust funds, has announced it intends to complete the mergers listed below on or about December 4, 2015, subject to shareholder approval.   If the mergers occur, we will support them by replacing the Variable Account Options corresponding to the merging funds with the Variable Account Option corresponding to the surviving funds after the merger in your variable annuity:

Merging Variable Account Options	Surviving Variable Account Options
Touchstone VST Baron Small Cap Growth Fund →	Touchstone VST Focused Fund
Touchstone VST Third Avenue Value Fund →	Touchstone VST Focused Fund
Touchstone VST High Yield Fund →	Touchstone VST Active Bond Fund

Any Account Value you have in the Merging Variable Account Options at the end of the Business Day on December 4, 2015 (or other date the merger may occur) will be transferred to the Surviving Variable Account Options.  You will not incur transfer charges and the transfers will not count toward the number of free transfers allowed each Contract Year.

If you are invested in both a Merging Variable Account Option and its corresponding Surviving Variable Account Option, you may be over allocated to the Surviving Variable Account Option after the merger.  Please contact your financial representative to review your investment allocations.  If you wish to change your allocation, please provide us with your written instructions at the address listed below.

Future Contributions and Systematic Programs — Any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that are currently directed to one of the Merging Variable Account Option will be redirected to the corresponding Surviving Variable Account Option.  You can provide different directions for your future contributions or automated program allocations by contacting us or your financial representative.

Guaranteed Living Benefit Riders — If you purchased a Guaranteed Lifetime Income Advantage Rider (a Guaranteed Lifetime Withdrawal Benefit only available with the AdvantEdge variable annuity), these mergers will take effect as described above.  Your allocations will remain in compliance with all investment requirements associated with your rider.  You do not need to do anything.

The following change will be effective December 1, 2015.

The Fidelity VIP Money Market Portfolio will change its name to Fidelity VIP Government Money Market Portfolio.

For more information about the Portfolios, including the risks of investing, refer to each Portfolio’s prospectus.  For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-325-8583.